UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

Summit Municipal Income Fund	April 30, 2013

Unaudited

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Long-term municipal bonds generated moderate gains in the six-month period ended April 30, 2013, as yields remained near historic lows and investor demand for tax-free securities was strong. Short- and intermediate-term securities produced milder returns, as the compression of shorter-term tax-free yields near 0% reduced their potential for significant capital appreciation. Lower-quality municipals with a yield advantage outperformed higher-quality issues in both the investment-grade and high yield markets. The Summit Municipal Funds performed in line with or better than their benchmarks in the first half of our fiscal year, and their longer-term relative performance remained favorable.

ECONOMY AND INTEREST RATES

The U.S. economy has been resilient in the first few months of 2013, strengthening after a late-2012 slowdown tied to fiscal policy uncertainty. Despite some tax increases at the beginning of the year and automatic budget cuts that took effect in March, the economy expanded at a moderate annualized rate of 2.5% during the first quarter, according to initial estimates. The housing recovery has been gathering steam and employment growth has been improving, but the national unemployment rate—measured at 7.5% in April—remains elevated. We believe gross domestic product (GDP) growth is likely to weaken somewhat in the second quarter in response to tighter fiscal policy and slower consumer spending.

To support the recovery, the Fed kept its fed funds target rate in the 0.00% to 0.25% range and plans to keep short-term rates low, at least as long as the national unemployment rate remains above 6.5% and inflation is projected to be no more than 2.5% in the next 12 to 24 months. As for its asset purchase plans, the central bank continued to buy $40 billion of agency mortgage-backed securities every month—a plan that started in September 2012. In addition, at the beginning of 2013, the Fed started purchasing $45 billion worth of Treasury securities every month. The central bank has asserted that it will continue such purchases (although not necessarily at these current rates) until the labor market outlook improves substantially. With the economy sustaining moderate growth and the Fed’s labor market outlook having improved, we believe the scaling back of asset purchases will begin in the second half of 2013.

Over the last six months, yields fluctuated but were ultimately little changed across both the Treasury and municipal yield curves. With municipal yields about the same as Treasury yields, tax-free securities are an attractive alternative for fixed income investors on a relative basis. As of April 30, 2013, the 2.84% yield offered by a 30-year tax-free municipal bond rated AAA was comparable to the 2.88% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 3.94% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance totaled $373 billion in 2012, according to The Bond Buyer. While refunding dominated issuance last year as municipalities took advantage of low long-term interest rates to refinance their debts, issuance of new debt has been picking up this year. Still, austerity-minded state and local government leaders have been conservative about adding to indebtedness, which we consider to be favorable. Brisk demand, particularly for long-term issues, also remains favorable—especially in light of the tax increases that took effect at the beginning of 2013. Issuance in the first four months of the year has been fairly strong, at about $117 billion, and full-year issuance is likely to approximate that of 2012.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Beginning in 2013, a 3.8% net investment income tax will be imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals. The interest income from a tax-free municipal bond is also exempt from this net investment income tax.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

If we were to factor in state and local income tax rates—which, of course, will vary widely—the taxable-equivalent yield calculations would be more complicated. However, the tax brackets and the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Since the 2007–2009 recession, many states have faced stiff fiscal challenges, and most have acted responsibly by cutting spending and raising taxes and fees to close budget deficits. While tax revenues collected by states are growing again, the pattern has been slower and more uneven than historically, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits.

As has been the case for some time, municipal bond performance in the last six months was driven by investors’ search for higher yields in a low interest rate environment. As a result, long-term and lower-quality munis performed best. Revenue bonds outperformed local and state general obligations (GOs). We prefer bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by providers of these essential services. Among revenue bonds, health care-related issues fared best, but we are becoming more selective among hospital revenue bonds as new issue supply and some credit concerns are weighing on the sector. Industrial revenue, housing, leasing, and transportation bonds also did well, while power and water and sewer revenue bonds lagged with milder gains.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.00% during the six months ended April 30, 2013, versus 0.01% for the Lipper index. The liquidity cascade set in motion by the Federal Reserve in late 2008 persisted into the latest reporting period, pressuring money market yields lower still. Demand for the safety and liquidity of money funds among investors persists, even at near-zero yields. Over the last six months, yields across the municipal money market curve moved slightly lower. The curve steepened a few basis points as securities maturing in less than 90 days moved lower while one-year maturities were basically unchanged. Rates range from 12 basis points (0.12%) for overnight maturities to around 20 basis points for notes maturing in one year. The move lower in yields in the tax-exempt money market space is consistent with other money market instruments for the same period.

Supply constraints continue to put pressure on yields as issuers prefer longer-dated paper to lock in record low yields, thus reducing investable supply in money markets. Also, some issuers are finding it more economical to fund themselves directly with the banks, bypassing the credit markets completely. The relative attractiveness of municipal money market yields has also continued to attract significant crossover interest from taxable money funds, placing still more pressure on dwindling supply.

Credit quality continues to be paramount in our management of the fund. The fund maintains an overweight to highly rated housing, hospital, and state and local GO bonds, which include Oregon single-family housing, Providence Health, State of Texas, and Baltimore County. Bank liquidity providers—an important part of the financing in the short-term markets—are a generally improving credit story, though longer-term bank regulation reforms, including Basel III, could change bank participation in funding municipals. The fund’s largest bank liquidity exposure is to Wells Fargo, Royal Bank of Canada, and State Street Bank. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

In November, the Financial Stability Oversight Council (FSOC) continued the debate on further changes to the rules governing money market funds. The FSOC took action after the Securities and Exchange Commission failed in August to come to a consensus on the subject. We expect money fund reform to remain a primary focus for regulators and the money fund industry.

Over the next six months, money market yields are expected to remain range-bound barring an unexpected change in Fed policy, a flare-up in the European crisis, or other supply dislocations. Given our outlook of a Fed on hold, the fund continues to operate in the longer end of its targeted weighted average maturity of 50 to 55 days. As always, we are committed to managing a high-quality diversified portfolio, with a focus on liquidity and stability of principal.

Summit Municipal Intermediate Fund
Your fund returned 1.66% during the past six months compared with 1.46% for the Lipper Intermediate Municipal Debt Funds Average, which measures the performance of similarly managed funds. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value per share increased from $12.00 at the end of October to $12.03 at the end of April, while the 30-day SEC yield declined from 1.22% to 1.18%. Dividends contributed $0.17 per share during the six-month period.

We focused most of our net new investments in A rated and lower securities, across credit sectors, with emphasis on hospitals and other revenue-backed sectors. Yield spreads closed the period at the tight end of their recent range, and we believe they will continue to tighten further over time. The higher income generated by these investments added to fund performance during the six-month period, and we believe the lower-rated sectors will continue to contribute to our relative returns.

While we have not shifted our overall focus to GO bonds, fluctuations in supply and demand have created tactical opportunities for us in the sector. For example, California issued a heavy supply of new bonds—about $5 billion worth of debt within a two-month period—allowing us to increase our exposure to the state’s GO and lease-backed debt, subject to appropriation by the legislature. Given California’s generally improving finances and the fact that the bonds were priced at a discount to previous market-clearing levels, we viewed this as an opportunity to take advantage of an abundant supply of new bonds with attractive yields.

New Jersey also issued a substantial supply of new bonds during the first few months of the year. We added appropriation debt and bonds backed by the New Jersey Turnpike Authority. The Dallas Fort-Worth Airport Authority, which is in the midst of a capital improvement project, was another heavy issuer of tax-exempt bonds. As a result, the yield spreads have widened, providing us with an opportunity to take advantage of their relatively appealing coupons. Finally, we added 14 new hospital-related bonds from seven different issuers. Only a few of them are new to the portfolio, and in aggregate, they represent the largest amount we invested in a single sector.

We attempted to take advantage of the steepness of the intermediate yield curve. Currently, investors can pick up roughly 15 basis points (0.15%) per year by moving from an eight-year bond into a 12-year bond, priced at a premium to a 10-year callable bond. By extending our maturities a bit, we were able to pick up extra yield and, often, additional credit spread. As a result, our exposure to the 12- to 17-year part of the curve has increased. The defensive, high-premium structure of these securities somewhat mitigates their additional interest rate risk.

Overall, these purchases have pushed the portfolio’s duration from slightly short of our benchmark to slightly longer—but still within a range we consider neutral in terms of interest rate risk.

Summit Municipal Income Fund
Your fund returned 2.30% during the past six months compared with 1.94% for the Lipper General & Insured Municipal Debt Funds Average. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value rose from $12.02 to $12.08 during the six-month period, while its 30-day SEC yield fell from 2.46% to 2.43%. Dividends contributed $0.21 per share.

We maintained a consistent overweight on long-term bonds and a corresponding underweight on shorter maturities over the most recent period. This strategy benefited the fund’s return, thanks to the higher income from long-term securities during a period of relatively unchanged interest rates. Our holdings tend to be defensive, dominated by callable bonds priced at significant premiums, offering some protection against a rise in interest rates. The fund’s structure reflects our outlook for muted U.S. GDP growth and continued strong investor demand for tax-exempt bonds.

We managed the fund’s duration close to 5.5 years, longer than the Barclays Municipal Bond Index, and our weighted average maturity was relatively stable, slightly longer than 19 years. Our sector outlook was unchanged, reflecting a preference for revenue bonds over GOs. States have made great strides in fiscal management in the past few years, but challenges remain, particularly for local governments. Consequently, the fund’s five largest sectors are revenue backed.

The transportation sector is the largest at 25% of net assets, followed by health care at 22%. Our overweight allocations to hospital, industrial and pollution control, leasing, and transportation bonds were beneficial, as these sectors outperformed the general market. While our weighting is small, our positions in tobacco bonds backed by payments into the Master Settlement Agreement also fared exceptionally well. Our underweight in this sector detracted from performance during the past six months, but our positioning reflects our long-term negative outlook for the sector. Holdings that reaped the lowest returns were mostly bonds with maturities of three years or less.

Shifts in quality diversification were minimal. The fund is overweight in A and BBB rated bonds at the expense of AAA and AA securities. Our strong fundamental credit research team allows us to identify opportunities in lower-quality names that offer value. While credit spreads have tightened in the past year, we believe the incremental yield over high-quality alternatives is still appealing in this low-rate environment. We were active in the transportation sector, toll roads in particular, including bonds issued by Texas and Virginia.

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last two years, we believe that returns in the period ahead will moderate, as the credit and economic environment for municipalities will likely remain challenging and yields are unlikely to fall significantly from current levels. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persistent downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. While most state and local governments are maintaining balanced budgets, fewer municipalities have meaningfully addressed these longer-term liabilities. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely.

We continue to believe that the municipal bond market is a high-quality market, with good opportunities for long-term investors. In this low-rate environment, we believe long-term bonds and A rated sectors still represent reasonable value relative to taxable fixed income alternatives. While we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent, and by the ability of states to balance their budgets in tough times, we are mindful that municipal yields are at or near historic lows and there is the potential for losses if rates rise in response to stronger economic growth or inflation. Although we expect rates to stay range-bound in the period ahead, we are careful with any investment shift that might materially increase our portfolios’ interest rate sensitivity.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 17, 2013

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Intermediate Competitive (1–17 yr maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 3/31/13	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Summit Municipal Money Market Fund	0.01%	-0.28%	0.01%	0.33%	1.19%	–	
Summit Municipal Intermediate Fund	–	–	4.70	5.45	4.44	–	
Summit Municipal Intermediate Fund–Advisor Class	–	–	–	–	–	1.83%	8/8/12
Summit Municipal Income Fund	–	–	7.33	6.64	5.33	–	
Summit Municipal Income Fund–Advisor Class	–	–	–	–	–	2.62	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/13	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE						
Beginning of period	$ 12.02	$ 11.15	$ 11.30	$ 10.85	$ 9.83	$ 10.99
Investment activities						
Net investment income[1]	0.21	0.45	0.46	0.48	0.48	0.45
Net realized and unrealized gain / loss	0.06	0.87	(0.15)	0.45	1.01	(1.16)
Total from investment activities	0.27	1.32	0.31	0.93	1.49	(0.71)
Distributions						
Net investment income	(0.21)	(0.45)	(0.46)	(0.48)	(0.47)	(0.45)
NET ASSET VALUE						
End of period	**$ 12.08**	**$ 12.02**	**$ 11.15**	**$ 11.30**	**$ 10.85**	**$ 9.83**

Ratios/Supplemental Data

Total return[2]	**2.30%**	**12.03%**	**2.96%**	**8.70%**	**15.59%**	**(6.66)%**
Ratio of total expenses to average net assets	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.60%[3]	3.86%	4.24%	4.31%	4.65%	4.21%
Portfolio turnover rate	6.9%	9.5%	21.0%	12.1%	25.1%	36.8%
Net assets, end of period (in thousands)	$ 902,645	$ 810,066	$ 564,872	$ 557,445	$ 403,583	$ 349,737

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.1%		
Alabama 0.6%		
Courtland Ind. Dev. Board, International Paper, PCR 4.75%, 5/1/17	1,000	1,043
Health Care Auth. for Baptist Health, 5.00%, 11/15/17	3,805	4,043
		5,086
Alaska 0.1%		
Anchorage, GO, 5.00%, 3/1/20 (1)	1,000	1,083
		1,083
Arizona 0.8%		
Arizona HFA, Banner Health, 5.50%, 1/1/31	2,000	2,252
Arizona HFA, Banner Health, VR, 1.00%, 1/1/37	2,000	1,928
Arizona HFA, Blood Systems, 5.00%, 4/1/20	615	641
Phoenix Civic Improvement Corp., Wastewater, 5.50%, 7/1/23	2,000	2,428
		7,249
California 21.7%		
Bay Area Toll Auth., VRDN, 0.22%, 4/1/47	22,400	22,400
Bay Area Toll Auth., San Francisco Area F1, 5.625%, 4/1/44	1,830	2,114
California, Economic Recovery, 5.25%, 7/1/21	4,000	4,894
California, GO, 5.00%, 9/1/31	5,000	5,764
California, GO, 5.00%, 4/1/43	5,000	5,637
California, GO, 5.25%, 9/1/25	5,000	6,107
California, GO, 5.50%, 3/1/40	2,970	3,480
California, GO, 5.60%, 3/1/36	1,175	1,393
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	2,750	3,385
California EFA, Univ. of Southern California, 5.25%, 10/1/38	2,225	2,603
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/16	225	249
California HFA, Memorial Health, 5.00%, 10/1/33	2,750	3,172

California HFA, Providence Health & Services, 6.50%, 10/1/38 (Prerefunded 10/1/18) (2)	20	26
California HFA, Providence Health & Services, 6.50%, 10/1/38	980	1,186
California HFA, Stanford Hosp. & Clinics, 5.00%, 8/15/51	5,000	5,590
California HFA, Sutter Health, 5.25%, 8/15/31	3,050	3,597
California Housing Fin. Agency, Single Family, 5.55%, 8/1/33 (3)	3,355	3,451
California Infrastructure & Economic Dev. Bank Independent System Operator, 6.25%, 2/1/39	1,150	1,243
California Municipal Fin. Auth. Community Hosp. of Central California, 5.00%, 2/1/15	1,250	1,330
California Public Works Board, 5.00%, 1/1/21	2,000	2,179
California Public Works Board, 5.00%, 3/1/38	4,250	4,683
California Public Works Board, Dept. of Corrections 5.25%, 6/1/28 (Prerefunded 12/1/13) (2)	1,000	1,029
California Public Works Board, Mental Health, 5.50%, 6/1/23 (Prerefunded 6/1/14) (2)	500	527
California Public Works Board, Univ. of California Regents 5.00%, 10/1/26	2,020	2,259
California Public Works Board, Univ. of California Regents 5.00%, 12/1/28	4,000	4,789
California Public Works Board, Univ. Projects, 5.00%, 10/1/30	1,500	1,678
California Public Works Board, Univ. Projects, 5.25%, 10/1/27	1,460	1,684
California State Univ. Trustees, 5.25%, 11/1/38	5,000	5,762
California Statewide CDA, American Baptist Homes of the West 2.40%, 10/1/20	1,250	1,256
California Statewide CDA, American Baptist Homes of the West 6.25%, 10/1/39	3,000	3,406
California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	1,975	2,112
California Statewide CDA, Kaiser Permanente, 5.00%, 4/1/42	6,000	6,660
California Statewide CDA, Polytechnic School, 5.00%, 12/1/29	1,225	1,360
California Statewide CDA, Trinity Health, 5.00%, 12/1/41	3,000	3,388
Chula Vista Industrial Dev., San Diego Gas & Electric, PCR 5.50%, 12/1/21 (3)	500	534

Foothill / Eastern Transportation Corridor Agency, Toll Road 5.75%, 1/15/40 (1)	2,000	2,001
Golden State Tobacco Securitization Corp., 5.00%, 6/1/18	3,000	3,546
Golden State Tobacco Securitization Corp., 5.00%, 6/1/45	1,500	1,565
Golden State Tobacco Securitization Corp., Tobacco Industry 4.50%, 6/1/27	3,500	3,400
Los Angeles Airport, 5.25%, 5/15/39	5,520	6,408
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/29	2,000	2,312
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/37	2,000	2,239
Los Angeles Dept. of Water & Power, Waterworks 5.00%, 7/1/31 (4)	4,000	4,449
Los Angeles Harbor Dept., 5.00%, 8/1/24 (1)	2,025	2,274
Los Angeles Municipal Improvement Corp., Real Property 5.00%, 3/1/30	1,480	1,657
Los Angeles Municipal Improvement Corp., Real Property 5.00%, 3/1/31	1,555	1,728
Los Angeles Municipal Improvement Corp., Real Property 5.00%, 3/1/32	705	780
Oakland, GO, 5.00%, 1/15/26 (4)	1,085	1,192
Palm Springs, Int'l. Airport, 5.45%, 7/1/20 (3)	690	697
Port of Oakland, Intermediate Lien, 5.00%, 11/1/24 (1)(3)	1,000	1,134
Ridgecrest Redev. Agency, 6.25%, 6/30/37	2,000	2,285
Sacramento County Sanitation Dist. Fin. Auth. VR, 0.722%, 12/1/35 (5)	700	665
San Buenaventura, Community Memorial Health 8.00%, 12/1/26	1,000	1,291
San Diego County Regional Airport Auth., 5.00%, 7/1/40	5,000	5,505
San Diego Public Fac. Fin. Auth., City Water Utility 5.50%, 8/1/39	1,000	1,169
San Diego Redev. Agency, Naval Training Center, 5.00%, 9/1/25	500	539
San Diego Unified School Dist., Election 98E, GO 5.25%, 7/1/24 (6)	500	509
San Francisco Bay Area Rapid Transit, Property Tax, GO 5.00%, 8/1/22	1,025	1,130

San Francisco City & County Airports Commission 5.00%, 5/1/35	1,950	2,171
San Francisco City & County Airports Commission 5.00%, 5/1/40	2,870	3,182
San Francisco City & County Airports Commission, Int'l Airports 6.00%, 5/1/39	3,000	3,614
San Francisco City & County Redev. Agency, Mission Bay North 6.75%, 8/1/41	750	911
San Jose Redev. Agency, 5.375%, 8/1/29	1,350	1,493
San Mateo, Bay Meadows Community Fac. Dist. 5.875%, 9/1/32	1,375	1,527
Sweetwater Union High School Dist., Special Tax 5.00%, 9/1/19 (6)	2,515	2,727
Torrance, Memorial Medical Center, 5.00%, 9/1/40	2,000	2,187
Ventura County, 5.00%, 11/1/43	4,090	4,537
Vista, COP, 5.00%, 5/1/19 (1)	1,000	1,107
Washington Unified School Dist., New High School, COP 5.125%, 8/1/37 (4)	1,170	1,247
Whittier Health Fac., Presbyterian Intercommunity Hosp. 5.00%, 6/1/16	1,340	1,501
		195,606
Colorado 0.7%		
Colorado HFA, Covenant Retirement Communities 5.75%, 5/15/36	1,150	1,244
Denver City & County Airport, 5.00%, 11/15/33	2,000	2,291
Park Creek Metropolitan Dist., Property Tax, 5.50%, 12/1/37	270	284
Univ. of Colorado, 5.375%, 6/1/38	2,000	2,355
		6,174
Connecticut 1.4%		
Connecticut HEFA, Stamford Hosp., 5.00%, 7/1/42	10,000	10,962
Mashantucket (Western) Pequot Tribe, 5.50%, 9/1/36 (7)(8)(9)	1,000	470
Mashantucket (Western) Pequot Tribe, 5.70%, 9/1/13 (7)(9)(10)	250	116

Mashantucket (Western) Pequot Tribe, 5.75%, 9/1/27 (7)(8)(9)	300	141
Mohegan Tribe Indians, 6.25%, 1/1/31	670	671
		12,360
Delaware 1.0%		
Delaware Economic Dev. Auth., NRG Energy, 5.375%, 10/1/45	2,000	2,146
Delaware Municipal Electric Corp., 5.00%, 7/1/37	5,500	6,144
New Castle County, Newark Charter School, 5.00%, 9/1/26	815	836
Sussex County, Cadbury Lewes, 5.90%, 1/1/26	375	381
		9,507
District of Columbia 2.9%		
District of Columbia, American Society of Hematology 5.00%, 7/1/42	1,850	2,038
District of Columbia, GO, 6.00%, 6/1/17 (1)	1,220	1,466
District of Columbia, Income Tax, GO, 5.50%, 12/1/30	2,000	2,440
Metropolitan Washington Airports Auth., 5.00%, 10/1/31 (3)	3,000	3,444
Metropolitan Washington Airports Auth., 5.25%, 10/1/24	3,500	4,211
Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44	4,150	4,635
Metropolitan Washington Airports Auth., Dulles Toll Road STEP, 0.00%, 10/1/44	2,150	1,926
Washington Convention & Sports Auth., 5.00%, 10/1/40	3,000	3,255
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/29	2,565	2,948
		26,363
Florida 5.8%		
Broward County, 5.25%, 10/1/36	2,415	2,781
Broward County, Water & Sewer, 5.25%, 10/1/34	2,000	2,303
Broward County Airport, 5.375%, 10/1/29	5,345	6,121
Fishhawk Community Dev. Dist. II, Special Assessment 7.04%, 11/1/14	5	5

Florida Municipal Power Agency, All Requirements 5.00%, 10/1/31 (Tender 10/1/18)	1,125	1,264
Florida Municipal Power Agency, All Requirements 6.25%, 10/1/31	1,000	1,198
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/23 (Prerefunded 11/15/15) (2)	175	195
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/23	1,235	1,359
Highlands County HFA, Adventist Health/Sunbelt 6.00%, 11/15/37	2,000	2,391
Jacksonville, Excise Tax, 5.25%, 10/1/20 (Prerefunded 10/1/13) (1)(2)(3)	1,000	1,018
Jacksonville, Transit, 5.00%, 10/1/30	2,000	2,331
Jacksonville, Transit, 5.00%, 10/1/31	1,900	2,195
Jacksonville Port Auth., 5.00%, 11/1/38 (3)	4,000	4,350
Miami-Dade County, Aviation, 5.00%, 10/1/31 (3)	5,000	5,576
Miami-Dade County, Aviation, 5.375%, 10/1/35	5,750	6,560
Miami-Dade County, Aviation, 5.375%, 10/1/41	2,000	2,277
Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28	700	777
Miami-Dade County Expressway Auth., 5.00%, 7/1/40	3,000	3,275
Orange County HFA, The Nemours Foundation, 5.00%, 1/1/22	1,900	2,229
OTC Community Dev. Dist., Jacksonville, Special Assessment 5.30%, 5/1/38	455	458
Paseo Community Dev. Dist., 5.00%, 2/1/14 (9)(10)	405	—
Paseo Community Dev. Dist., VR, 0.00%, 5/1/36 (9)	860	323
Paseo Community Dev. Dist., Special Assessment 5.40%, 5/1/36	75	78
Saint John's County IDA, Glenmoor, 5.00%, 1/1/16	365	337
Seminole Tribe of Florida, 5.25%, 10/1/27 (7)	1,000	1,078
Seminole Tribe of Florida, 5.50%, 10/1/24 (7)	1,000	1,094
Seven Oaks Community Dev. Dist. II, VR, 7.50%, 5/1/16	70	68

Winter Garden Village Fowler Grove, 5.65%, 5/1/37	730	758
		52,399
Georgia 2.1%		
Atlanta, Princeton Lakes, 5.50%, 1/1/31	250	254
Atlanta Water & Sewer, Wastewater, 6.25%, 11/1/34	1,000	1,216
Cobb County Kennestone Hosp. Auth., WellStar Health 5.50%, 4/1/37 (4)	1,170	1,328
DeKalb County Water & Sewer, 5.00%, 10/1/35 (6)	2,975	3,603
Fulton County Dev. Auth., Woodruff Arts Center 5.25%, 3/15/24	2,000	2,279
Fulton County Residential Care Fac. for the Elderly Canterbury Court, 6.125%, 2/15/26	250	255
Hall County & Gainesville Hosp. Auth. Northeast Georgia Health, 5.375%, 2/15/40	2,810	3,099
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/20	2,000	2,286
Municipal Electric Auth. of Georgia, 5.00%, 1/1/21	1,500	1,841
Municipal Electric Auth. of Georgia, 5.70%, 1/1/19 (1)(11)	100	122
Rockdale County Dev. Auth., Pratt Industries USA, Visy Paper 6.125%, 1/1/34 (3)	1,750	1,830
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/24	110	113
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34	500	513
		18,739
Illinois 2.9%		
Chicago Board of Ed., GO, VRDN, 0.18%, 3/1/36	2,600	2,600
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/19 (3)	2,000	2,381
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/24 (1)(3)	500	535
Chicago O'Hare Int'l. Airport, 6.50%, 1/1/41	2,000	2,591
Cook County, GO, 5.00%, 11/15/29	1,750	2,016
Cook County, GO, 5.00%, 11/15/33	2,740	3,104

Maine 0.1%		
Maine HHEFA, MaineGeneral Health, 6.75%, 7/1/36	1,000	1,220
		1,220
Maryland 4.0%		
Baltimore City, Convention Center Hilton, 5.00%, 9/1/32 (12)	500	506
Baltimore City, Convention Center Hilton, 5.25%, 9/1/22 (12)	750	785
Baltimore City, Convention Center Hilton, 5.875%, 9/1/39	585	602
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/36	1,150	1,172
Maryland Economic Dev. Corp., CONSOL Energy, 5.75%, 9/1/25	2,250	2,512
Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	1,400	1,597
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	1,650	2,041
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/25	500	506
Maryland HHEFA, Adventist Healthcare, 6.25%, 1/1/31	500	607
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39	1,100	1,356
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45	2,000	2,300
Maryland HHEFA, Ingleside at King Farm Presbyterian Community, 5.30%, 1/1/37	1,000	967
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	3,000	3,260
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/33	800	872
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/38	650	704
Maryland HHEFA, Meritus Health, Washington County Hosp. 6.00%, 1/1/28	1,750	1,937
Maryland HHEFA, Meritus Health, Washington County Hosp. 6.00%, 1/1/43	1,250	1,368
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/15	2,230	2,415
Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/27 (3)	7,985	9,214

Prince George's County, National Harbor, 5.20%, 7/1/34	1,000	1,032
		35,753
Massachusetts 2.1%		
Massachusetts, 5.00%, 9/1/21 (Prerefunded 9/1/15) (2)	2,000	2,215
Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13) (2)	250	255
Massachusetts, GO, VRDN, 0.20%, 3/1/26	7,630	7,630
Massachusetts DOT, 5.00%, 1/1/32	3,000	3,374
Massachusetts Ed. Fin. Auth., 6.35%, 1/1/30 (3)(13)	585	649
Massachusetts HEFA, Partners Healthcare VRDN, 0.20%, 7/1/27	1,300	1,300
Massachusetts Housing Fin. Agency, Multi-Family 5.35%, 12/1/42 (3)	2,500	2,701
Massachusetts Port Auth., 5.00%, 7/1/37 (3)	1,000	1,123
		19,247
Michigan 0.1%		
Michigan Strategic Fund, Dow Chemical, 6.25%, 6/1/14	500	529
		529
Minnesota 0.2%		
Wayzata, Folkestone Senior Living Community, 5.75%, 11/1/39	2,000	2,190
		2,190
Mississippi 0.1%		
Mississippi Business Fin. Corp., System Energy Resources, PCR 5.875%, 4/1/22	500	502
		502
Missouri 1.9%		
Curators Univ., Univ. of Missouri, 5.00%, 11/1/25	5,000	5,802
Kansas City IDA, Downtown Redev., 5.50%, 9/1/25	3,620	4,346
Missouri HEFA, Mercy Health, 4.00%, 11/15/42	5,000	5,079

Missouri HEFA, SSM Health Care, VRDN, 0.18%, 6/1/45	200	200
Missouri Joint Municipal Electric Utility Commission 5.00%, 1/1/17 (4)	2,000	2,220
		17,647
Nebraska 0.1%		
Douglas County Hosp. Auth. #2, Children's Hosp. 6.125%, 8/15/31	965	1,079
		1,079
Nevada 1.7%		
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.125%, 7/1/36	1,805	2,011
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.50%, 7/1/16 (3)(5)	2,000	2,114
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.75%, 7/1/42	7,575	8,900
Clark County School Dist., GO, 5.00%, 6/15/14	1,115	1,174
Las Vegas Valley Water Dist., GO, 5.00%, 6/1/28	800	950
		15,149
New Jersey 10.3%		
Garden State Preservation Trust, Farmland, 5.75%, 11/1/28 (6)	1,500	2,025
Middlesex County Improvement Auth., Student Housing Urban Renewal, 5.00%, 8/15/18 (Prerefunded 8/15/14) (2)	800	847
New Jersey, Equipment Lease Purchase, COP, 5.25%, 6/15/20	2,000	2,410
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/24	1,000	1,169
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/25	5,000	5,776
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28	500	566
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/29	500	562
New Jersey Economic Dev. Auth., Lions Gate, 5.00%, 1/1/15	105	107
New Jersey Economic Dev. Auth., School Fac., 5.00%, 3/1/28	7,000	8,211
New Jersey Economic Dev. Auth., School Fac., 5.25%, 9/1/25	2,000	2,393

New Jersey Economic Dev. Auth., Seabrook Village 5.00%, 11/15/14	530	552
New Jersey Economic Dev. Auth., Seabrook Village 5.00%, 11/15/16	600	645
New Jersey Economic Dev. Auth., Middlesex Water, IDRB 5.00%, 10/1/23	2,455	2,990
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 4.875%, 9/15/19 (3)	1,000	1,037
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.125%, 9/15/23 (3)	1,000	1,050
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.25%, 9/15/29 (3)	1,000	1,051
New Jersey EFA, Stevens Institute of Technology, 5.00%, 7/1/19	1,075	1,203
New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32	3,000	3,733
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/23	1,255	1,492
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/24	4,500	5,270
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/25	1,000	1,157
New Jersey HFFA, Barnabas Health, 5.625%, 7/1/37	2,000	2,256
New Jersey HFFA, Barnabas Health Care, Zero Coupon, 7/1/31	1,275	529
New Jersey HFFA, Meridian Health, 5.00%, 7/1/25	4,000	4,658
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. at Hamilton 5.00%, 7/1/25 (14)	500	515
New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/17 (3)	1,545	1,727
New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/18 (3)	2,000	2,263
New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/26	1,975	2,179
New Jersey Housing & Mortgage Fin. Agency, Single Family 6.375%, 10/1/28	745	808
New Jersey Institute of Technology, 5.00%, 7/1/42	6,000	6,867
New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/31	3,000	3,558
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38 (Prerefunded 12/15/18) (2)(13)	1,045	1,343

New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38	1,955	2,330
New Jersey Transportation Trust Fund Auth. Zero Coupon, 12/15/29 (6)	6,000	2,972
New Jersey Turnpike Auth., 5.00%, 1/1/30	4,000	4,641
New Jersey Turnpike Auth., 5.00%, 1/1/43	3,500	3,897
New Jersey Turnpike Auth., 5.25%, 1/1/40	1,000	1,120
North Hudson Sewer Auth., 5.00%, 6/1/20	2,710	3,260
North Hudson Sewer Auth., 5.00%, 6/1/21	955	1,161
Tobacco Settlement Fin. Corp., Tobacco Industry 4.50%, 6/1/23	2,425	2,421
		92,751
New Mexico 0.1%		
Sandoval County, Intel, IDRB, 5.00%, 6/1/20	1,025	1,099
		1,099
New York 11.6%		
Albany City IDA, College of Pharmacy, 5.625%, 12/1/34	685	703
Albany City IDA, Saint Peter's Hosp., 5.25%, 11/15/32	500	544
Buffalo & Erie County Ind. Land Dev., Buffalo State College Foundation Housing Corp., 5.375%, 10/1/41	3,140	3,602
Dormitory Auth. of the State of New York, Cabrini of Westchester, 5.20%, 2/15/41	3,110	3,391
Dormitory Auth. of the State of New York, GO, 5.00%, 10/1/25	3,000	3,549
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/23	3,200	3,696
Dormitory Auth. of the State of New York North Shore Long Island Jewish Health, 5.00%, 5/1/39	1,000	1,115
Dormitory Auth. of the State of New York North Shore Long Island Jewish Health, 5.00%, 5/1/41	4,240	4,681
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/31 (Prerefunded 9/15/16) (2)	5	6
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/31	3,995	4,464

Erie County IDA, New York State, 5.00%, 5/1/26	3,250	3,876
Hudson Yards Infrastructure, 5.75%, 2/15/47	1,500	1,781
Long Island Power Auth., 5.00%, 12/1/19 (5)	1,600	1,777
Long Island Power Auth., 5.00%, 9/1/37	5,000	5,576
Long Island Power Auth., 6.00%, 5/1/33	1,000	1,211
Long Island Power Auth., 6.25%, 4/1/33	1,670	2,051
Metropolitan Transportation Auth., 5.00%, 11/15/36	4,000	4,487
Metropolitan Transportation Auth., 5.25%, 11/15/26 (6)	4,000	5,167
Metropolitan Transportation Auth., 6.50%, 11/15/28	2,000	2,506
Nassau County IDA, Amsterdam at Harborside, 5.875%, 1/1/18	300	204
Nassau County IDA, Amsterdam at Harborside, 6.70%, 1/1/43	1,300	768
Nassau County Interim Fin. Auth., Sales Tax, 5.00%, 11/15/21 (Prerefunded 11/15/15) (1)(2)	1,915	2,137
New York City, GO, 5.00%, 3/1/37	3,000	3,469
New York City Liberty Dev. Corp., 5.75%, 11/15/51	8,170	9,689
New York City Municipal Water Fin. Auth., 5.75%, 6/15/40	600	711
New York City Transitional Fin. Auth., 5.00%, 7/15/33	2,000	2,303
New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20 (Prerefunded 8/1/16) (2)	2,995	3,424
New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20	5	6
New York Convention Center Dev. Corp., Hotel Unit Fee 5.00%, 11/15/21 (4)	1,250	1,389
New York Liberty Dev. Corp., One Bryant Park, 6.375%, 7/15/49	3,500	4,185
New York State Thruway Auth., 5.00%, 1/1/42	7,200	8,041
New York State Thruway Auth., Dedicated Tax Fund Second Highway & Bridge, 5.00%, 4/1/23 (4)	1,305	1,509
Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.25%, 12/1/41	2,000	2,218
Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.50%, 12/1/31	2,000	2,314
Port Auth. of New York & New Jersey, JFK Int'l. Air Terminal Special Obligations, 6.00%, 12/1/36	1,000	1,174

Tulsa County Ind. Auth., Montereau, Senior Living Community 7.25%, 11/1/40	1,500	1,694
		3,392
Oregon 0.1%		
Deschutes County Hosp. Fac. Auth., Saint Charles Health 8.25%, 1/1/38	750	958
		958
Pennsylvania 2.4%		
Allegheny County IDA, U.S. Steel, PCR, 5.75%, 8/1/42 (3)	2,000	2,043
Allegheny County IDA, U.S. Steel, PCR, 6.50%, 5/1/17	750	817
Cumberland County Municipal Auth., Asbury Obligated Group 5.25%, 1/1/32	1,465	1,526
Cumberland County Municipal Auth., Asbury Obligated Group 5.25%, 1/1/41	1,190	1,225
Geisinger Auth., Geisinger Health, VRDN, 0.15%, 6/1/41	750	750
Luzerne County IDA, Pennsylvania-American Water 5.50%, 12/1/39	1,900	2,136
Montgomery County IDA, Einstein Medical Center 5.375%, 8/1/38	2,085	2,403
Pennsylvania Economic Dev. Fin. Auth., USG Corp. 6.00%, 6/1/31 (3)	1,500	1,506
Pennsylvania Economic Dev. Fin. Auth., Allegheny Energy Supply, IDRB, 7.00%, 7/15/39	2,000	2,390
Pennsylvania Higher EFA, Philadelphia Univ. 5.25%, 6/1/32 (Prerefunded 6/1/14) (2)	240	253
Pennsylvania Turnpike Commission, 5.625%, 6/1/30	2,000	2,294
Philadelphia Airport, 5.00%, 6/15/35	2,000	2,176
Saint Mary Hosp. Auth., Catholic Health East, 5.50%, 11/15/24 (Prerefunded 11/15/14) (2)	1,050	1,132
Susquehanna Area Regional Airport Auth., 6.50%, 1/1/38 (3)	750	845
		21,496

Puerto Rico 0.4%		
Puerto Rico Electric Power Auth., FRN, 0.71%, 7/1/29 (6)	1,300	949
Puerto Rico Highway & Transportation Auth., 5.50%, 7/1/15 (11)	190	205
Puerto Rico Highway & Transportation Auth., 5.50%, 7/1/15	60	63
Puerto Rico Sales Tax Fin. Corp., 6.50%, 8/1/44	2,000	2,268
		3,485
Rhode Island 0.0%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35	500	433
		433
South Carolina 0.4%		
South Carolina Public Service Auth., 5.50%, 1/1/38	2,000	2,304
York County, Hoechst Celanese, IDRB, 5.70%, 1/1/24 (3)	1,000	1,000
		3,304
South Dakota 1.1%		
South Dakota HEFA, Regional Health, 5.00%, 9/1/22	1,250	1,457
South Dakota HEFA, Regional Health, 5.00%, 9/1/23	250	288
South Dakota HEFA, Regional Health, 5.00%, 9/1/28	4,750	5,269
South Dakota HEFA, Sanford Health, 5.00%, 11/1/37	2,000	2,217
South Dakota HEFA, Sanford Health, Sioux Valley Hosp. 5.50%, 11/1/31	1,000	1,036
		10,267
Tennessee 0.6%		
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.125%, 10/1/35	1,500	1,557
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 6.00%, 10/1/35	600	629

Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/24	2,650	3,127
		5,313
Texas 10.0%		
Austin Convention Enterprises, 5.25%, 1/1/14 (12)	1,500	1,531
Austin Convention Enterprises, 5.75%, 1/1/24 (7)	1,250	1,340
Brazos River Auth., Texas Competitive Electric, PCR 8.25%, 5/1/33 (3)(7)	1,000	89
Brazos River Harbor Navigation Dist., Dow Chemcial IDRB, VR, 5.95%, 5/15/33 (3)	1,000	1,147
Central Texas Regional Mobility Auth., 5.00%, 1/1/42	4,400	4,578
Dallas/Fort Worth Airport, 5.00%, 11/1/24	1,000	1,125
Dallas/Fort Worth Airport, 5.00%, 11/1/38 (3)	5,000	5,372
Guadalupe-Blanco River Auth. Ind. Dev. AEP Texas Central, IDRB, 5.625%, 10/1/17	1,000	1,150
Gulf Coast IDA, Exxon Mobil, VRDN, 0.16%, 11/1/41	1,100	1,100
Harris County Cultural Ed. Fac., Methodist Hosp. VRDN, 0.17%, 12/1/27	1,000	1,000
Houston, Combined Utility, 5.25%, 5/15/25 (1)	4,470	4,692
Lower Colorado River Auth., 5.00%, 5/15/28	3,320	3,843
Lower Colorado River Auth., 5.00%, 5/15/30	8,935	10,110
Lower Colorado River Auth., 5.00%, 5/15/33	3,500	3,936
Lower Colorado River Auth., Series A1, 5.75%, 5/15/37 (Prerefunded 5/15/15) (2)	60	66
Lower Colorado River Auth., Series A2, 5.75%, 5/15/37 (Prerefunded 5/15/15) (2)	2,675	2,969
Lower Colorado River Auth., 5.75%, 5/15/37	265	287
North Texas Tollway Auth., 5.00%, 1/1/36	5,000	5,616
North Texas Tollway Auth., 5.25%, 1/1/44	4,000	4,353
North Texas Tollway Auth., 5.50%, 9/1/41	6,000	7,133
North Texas Tollway Auth., 6.125%, 1/1/31	3,000	3,313

San Antonio Electric & Gas, Series A1, 5.00%, 2/1/25 (Prerefunded 2/1/15) (2)	100	108
San Antonio Electric & Gas, Series A2, 5.00%, 2/1/25 (Prerefunded 2/1/15) (2)	1,900	2,054
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Care 6.25%, 11/15/29	2,250	2,682
Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere Project - Northwest Senior High School, 6.00%, 11/15/36	500	534
Tarrant County Cultural Ed. Fac. Fin. Corp. Scott & White Healthcare, 5.00%, 8/15/43	4,000	4,452
Texas Municipal Gas Acquisition & Supply Corp., Merril Lynch 5.00%, 12/15/13	1,200	1,234
Texas PFA, Unemployment Obligation Trust, 5.00%, 7/1/19	3,000	3,164
Texas Transportation Commission, 1.25%, 8/15/42 (Tender 2/15/15)	3,000	3,023
Texas Transportation Commission, Central Texas Turnpike 5.00%, 8/15/41	6,500	7,084
Travis County Health Fac. Dev. Corp., Westminster Manor 7.00%, 11/1/30	1,000	1,198
		90,283
Utah 0.9%		
Utah Transit Auth., Sales Tax, 5.00%, 6/15/42	7,500	8,485
		8,485
Virgin Islands 0.1%		
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	850	998
		998
Virginia 4.0%		
Chesapeake Toll Road, 5.00%, 7/15/47	1,500	1,607
Chesapeake Toll Road, VR, 0.00%, 7/15/32	1,500	955
Fairfax County IDA, Inova Health, 5.50%, 5/15/35	1,725	1,987
James City County Economic Dev. Auth., Windsormeade 5.40%, 7/1/27 (9)(15)	500	295

James City County Economic Dev. Auth., Windsormeade 5.50%, 7/1/37 (9)(15)	500	295
New Port CDA, Special Assessment, 5.60%, 9/1/36	415	269
Norfolk Economic Dev. Auth., BBL ODU, 6.00%, 11/1/36 (3)	500	392
Peninsula Ports Auth., Virginia Baptist Homes, 5.40%, 12/1/33	700	675
Richmond, Utilities, 4.50%, 1/15/33 (6)	4,000	4,368
Route 460 Funding Corp., Toll Road, 5.125%, 7/1/49	5,500	5,956
Virginia HDA, Single Family, 6.00%, 7/1/25	925	1,051
Virginia Port Auth., 5.00%, 7/1/22 (3)(6)	1,855	2,050
Virginia Resources Auth., Goochland County Water & Sewer 4.00%, 11/1/41	2,500	2,611
Virginia Small Business Fin. Auth., 95 Express Lanes 5.00%, 1/1/40 (3)	3,350	3,484
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.00%, 7/1/25 (3)	1,000	1,092
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.00%, 7/1/27 (3)	1,000	1,085
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.50%, 1/1/42 (3)	3,500	3,810
Winchester IDA, Valley Health, 5.625%, 1/1/44	3,800	4,348
		36,330
Washington 0.3%		
Chelan County Public Utility Dist. No. 1, Rock Island Hydro Zero Coupon, 6/1/18 (1)	585	539
Greater Wenatchee Regional Events Center, 5.50%, 9/1/42	650	695
Washington Health Care Fac. Auth., Highline Medical Center 6.25%, 8/1/36	995	1,187
		2,421
West Virginia 0.4%		
Pleasants County, Allegheny Energy Supply, 5.25%, 10/15/37	2,000	2,116

West Virginia Economic Dev. Auth., Appalachian Power 5.375%, 12/1/38 (Tender 12/1/20)	1,800	1,992
		4,108
Wisconsin 0.2%		
Wisconsin HEFA, Marshfield Clinic, 5.00%, 2/15/40	1,750	1,893
		1,893
Total Municipal Securities (Cost $831,547)		894,860
Total Investments in Securities		
99.1% of Net Assets (Cost $831,547)		**$ 894,860**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Insured by National Public Finance Guarantee Corp.

(2) Prerefunded date is used in determining portfolio maturity.

(3) Interest subject to alternative minimum tax

(4) Insured by AMBAC Assurance Corp.

(5) Insured by Financial Guaranty Insurance Company

(6) Insured by Assured Guaranty Municipal Corp.

(7) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $7,591 and represents 0.8% of net assets.

(8) In default with respect to payment of interest.

(9) Non-income producing

(10) In default with respect to payment of principal and interest.

(11) Escrowed to maturity

(12) Insured by XL Capital Assurance Inc.

(13) Insured by Assured Guaranty U.S. Holdings

(14) Insured by Radian Asset Assurance Inc.

(15) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

CDA Community Development Administration/Authority

COP Certificate of Participation

DOT Department of Transportation

EFA Educational Facility Authority

FRN Floating-Rate Note

GO General Obligation

HDA Housing Development Authority

HEFA Health & Educational Facility Authority

HFA Health Facility Authority

HFFA Health Facility Financing Authority

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $831,547)	$ 894,860
Interest receivable	11,917
Receivable for shares sold	2,646
Receivable for investment securities sold	52
Cash	29
Total assets	909,504
Liabilities	
Payable for investment securities purchased	4,525
Payable for shares redeemed	586
Investment management and administrative fees payable	334
Other liabilities	807
Total liabilities	6,252
NET ASSETS	$ 903,252
Net Assets Consist of:	
Undistributed net investment income	$ 131
Accumulated undistributed net realized loss	(7,015)
Net unrealized gain	63,313
Paid-in capital applicable to 74,799,264 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	846,823
NET ASSETS	$ 903,252
NET ASSET VALUE PER SHARE	
Investor Class	
($902,644,982 / 74,748,968 shares outstanding)	$ 12.08
Advisor Class	
($607,306 / 50,296 shares outstanding)	$ 12.07

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income exempt from federal income taxes. The fund has two classes of shares: the Summit Municipal Income Fund original share class, referred to in this report as the Investor Class, offered since October 29, 1993, and the Summit Municipal Income Fund–Advisor Class (Advisor Class), offered since August 8, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On April 30, 2013, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $130,612,000 and $56,808,000, respectively, for the six months ended April 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of October 31, 2012, the fund had $7,680,000 of available capital loss carryforwards, which expire as follows: $3,297,000 in fiscal 2016, $2,106,000 in fiscal 2017, and $2,277,000 in fiscal 2019.

At April 30, 2013, the cost of investments for federal income tax purposes was $831,259,000. Net unrealized gain aggregated $63,601,000 at period-end, of which $67,802,000 related to appreciated investments and $4,201,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

As of April 30, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 20,991 shares of the Advisor Class, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annual total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and below the median for other groups of comparable funds. The information also indicated the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds and below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013